                      FREE WRITING PROSPECTUS FOR
                      FIRST FRANKLIN MORTGAGE LOAN TRUST,
(MERRILL LYNCH LOGO)  SERIES 2005-FF12
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                         $[1,874,757,000] (APPROXIMATE)
                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-FF12

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         FIRST FRANKLIN FINANCIAL CORP.
                                   ORIGINATOR

                        NATIONAL CITY HOME LOAN SERVICES
                                    SERVICER

                                      [TBD]
                                 MASTER SERVICER

                                      [TBD]
                                     TRUSTEE

                                DECEMBER 12, 2005

--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                      FREE WRITING PROSPECTUS FOR
                      FIRST FRANKLIN MORTGAGE LOAN TRUST,
(MERRILL LYNCH LOGO)  SERIES 2005-FF12
--------------------------------------------------------------------------------

                               IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                             SCENARIO                    1          2          3          4          5          6
-------------------------------------                ---------  ---------  ---------  ---------  ---------  ---------
                                SPEED     PRICING    75% Rabo   100% Rabo  135% Rabo  75% Rabo   100% Rabo  135% Rabo
                                                      pricing    pricing    pricing    pricing    pricing    pricing


                                                      Forward    Forward    Forward    Forward    Forward    Forward
                                                       Fail       Fail       Fail       Fail       Fail       Fail
                                RATES                   To         To         To         To         To         To
                             TRIGGERS                Maturity   Maturity   Maturity   Maturity   Maturity   Maturity
                         CLEANUP CALL                   100%       100%       100%       100%       100%       100%
                  DEFAULT P&I ADVANCE                 Advance    Advance    Advance    Advance    Advance    Advance
                     DEFAULT SEVERITY                   35%        35%        35%        55%        55%        55%
                 DEFAULT RECOVERY LAG        Months  12 months  12 months  12 months  12 months  12 months  12 months
                      DEFAULT BALANCE     Capped at   Current    Current    Current    Current    Current    Current
                      CPR = CDR + CRR        prepay   Balance    Balance    Balance    Balance    Balance    Balance
                            CPR = CRR  PSA standard  CPR = CRR  CPR = CRR  CPR = CRR  CPR = CRR  CPR = CRR  CPR = CRR
-------------------------------------  ------------  ---------  ---------  ---------  ---------  ---------  ---------
                  INITIAL
        RATINGS      BOND        SUB-
CLASS     M/S        SIZE  ORDINATION
-------------------------------------  ------------  ---------  ---------  ---------  ---------  ---------  ---------
A       Aaa/AAA     77.95       22.05  CDR
                                       CummLosses
M1      Aa1/AA+      3.65       18.40  CDR
                                       CummLosses
M2      Aa2/AA       3.30       15.10  CDR
                                       CummLosses
M3      Aa3/AA-      2.20       12.90  CDR
                                       CummLosses
M4       A1/A+       1.65       11.25  CDR               18.27%     19.94%     22.56%     10.68%     11.68%     13.29%
                                       CummLosses        16.85%     15.10%     13.58%     18.60%     16.14%     14.08%
M5       A2/A        1.65        9.60  CDR               16.09%     17.31%     19.31%      9.60%     10.32%     11.54%
                                       CummLosses        15.59%     13.71%     12.07%     17.21%     14.66%     12.51%
M6       A3/A-       1.40        8.20  CDR               14.34%     15.20%     16.67%      8.69%      9.19%     10.09%
                                       CummLosses        14.48%     12.51%     10.76%     15.98%     13.36%     11.16%
B1     Baa1/BBB+     1.50        6.70  CDR
                                       CummLosses
B2     Baa2/BBB      1.10        5.60  CDR
                                       CummLosses
B3     Baa3/BBB-     1.00        4.60  CDR
                                       CummLosses
                       --        4.60  CDR
                                       CummLosses
                       --        4.60  CDR
                                       CummLosses
-------------------------------------  ------------  ---------  ---------  ---------  ---------  ---------  ---------
OC                   4.60        4.60                       --         --         --         --         --         --
-------------------------------------  ------------  ---------  ---------  ---------  ---------  ---------  ---------

                             SCENARIO                    7             8            9           10           11           12
-------------------------------------                -----------  -----------  -----------  -----------  -----------  -----------
                                SPEED     PRICING     75% Rabo     100% Rabo    135% Rabo     75% Rabo    100% Rabo    135% Rabo
                                                      pricing      pricing      pricing       pricing      pricing     pricing
                                                     LIBOR flat,  LIBOR flat,  LIBOR flat,  LIBOR flat,  LIBOR flat,  LIBOR flat,
                                                      mths 1-12,   mths 1-12,   mths 1-12,   mths 1-12,   mths 1-12,   mths 1-12,
                                                      spike 400    spike 400    spike 400    spike 400    spike 400    spike 400
                                                        Fail         Fail         Fail         Fail         Fail         Fail
                                RATES                    To           To           To           To           To           To
                             TRIGGERS                 Maturity     Maturity     Maturity     Maturity     Maturity     Maturity
                         CLEANUP CALL                    100%         100%         100%         100%         100%         100%
                  DEFAULT P&I ADVANCE                  Advance      Advance      Advance      Advance      Advance      Advance
                     DEFAULT SEVERITY                    35%          35%          35%          55%          55%          55%
                 DEFAULT RECOVERY LAG        Months   12 months    12 months    12 months    12 months    12 months    12 months
                      DEFAULT BALANCE     Capped at    Current      Current      Current      Current      Current      Current
                      CPR = CDR + CRR        prepay    Balance       Balance      Balance     Balance      Balance      Balance
                            CPR = CRR  PSA standard   CPR = CRR    CPR = CRR    CPR = CRR    CPR = CRR    CPR = CRR    CPR = CRR
-------------------------------------  ------------  -----------  -----------  -----------  -----------  -----------  -----------
                  INITIAL
        RATINGS      BOND        SUB-
CLASS     M/S        SIZE  ORDINATION
-------------------------------------  ------------  -----------  -----------  -----------  -----------  -----------  -----------
A       Aaa/AAA     77.95       22.05  CDR
                                       CummLosses
M1      Aa1/AA+      3.65       18.40  CDR
                                       CummLosses
M2      Aa2/AA       3.30       15.10  CDR
                                       CummLosses
M3      Aa3/AA-      2.20       12.90  CDR
                                       CummLosses
M4       A1/A+       1.65       11.25  CDR                 12.47%       14.81%       18.46%        7.20%        8.57%       10.77%
                                       CummLosses          13.21%       12.28%       11.66%       13.85%       12.63%       11.80%
M5       A2/A        1.65        9.60  CDR                 10.53%       12.37%       15.32%        6.20%        7.29%        9.09%
                                       CummLosses          11.73%       10.74%       10.06%       12.29%       11.04%       10.20%
M6       A3/A-       1.40        8.20  CDR                  8.99%       10.42%       12.83%        5.38%        6.24%        7.70%
                                       CummLosses          10.45%        9.41%        8.70%       10.94%        9.67%        8.81%
B1     Baa1/BBB+     1.50        6.70  CDR
                                       CummLosses
B2     Baa2/BBB      1.10        5.60  CDR
                                       CummLosses
B3     Baa3/BBB-     1.00        4.60  CDR
                                       CummLosses
                       --        4.60  CDR
                                       CummLosses
                       --        4.60  CDR
                                       CummLosses
-------------------------------------  ------------  -----------  -----------  -----------  -----------  -----------  -----------
OC                   4.60        4.60                         --           --           --           --           --           --
-------------------------------------  ------------  -----------  -----------  -----------  -----------  -----------  -----------

                             SCENARIO                    1          2          3          4          5          6
-------------------------------------  ------------  ---------  ---------  ---------  ---------  ---------  ---------
                                SPEED       PRICING  75% RABO   100% RABO  135% RABO  75% RABO   100% RABO  135% RABO
                                                      PRICING    PRICING    PRICING    PRICING    PRICING    PRICING


                                                      FORWARD    FORWARD    FORWARD    FORWARD    FORWARD    FORWARD
                                                        FAIL        FAIL      FAIL       FAIL        FAIL      FAIL
                                RATES                   TO          TO        TO         TO          TO        TO
                             TRIGGERS                MATURITY    MATURITY  MATURITY   MATURITY    MATURITY  MATURITY
                         CLEANUP CALL                  100%        100%      100%       100%        100%      100%
                  DEFAULT P&I ADVANCE                 ADVANCE    ADVANCE    ADVANCE    ADVANCE    ADVANCE    ADVANCE
                     DEFAULT SEVERITY                   40%        40%        40%        65%        65%        65%
                 DEFAULT RECOVERY LAG        MONTHS  12 MONTHS  12 MONTHS  12 MONTHS  12 MONTHS  12 MONTHS  12 MONTHS
                      DEFAULT BALANCE     CAPPED AT   CURRENT    CURRENT    CURRENT    CURRENT    CURRENT    CURRENT
                      CPR = CDR + CRR        PREPAY   BALANCE    BALANCE    BALANCE    BALANCE    BALANCE    BALANCE
                           CPR =  CRR  PSA STANDARD  CPR = CRR  CPR = CRR  CPR = CRR  CPR = CRR  CPR = CRR  CPR = CRR
-------------------------------------  ------------  ---------  ---------  ---------  ---------  ---------  ---------
                  INITIAL
        RATINGS      BOND        SUB-
CLASS     M/S        SIZE  ORDINATION
-------------------------------------  ------------  ---------  ---------  ---------  ---------  ---------  ---------
A       Aaa/AAA     77.95       22.05  CDR
                                       CummLosses
M1      Aa1/AA+      3.65       18.40  CDR
                                       CummLosses
M2      Aa2/AA       3.30       15.10  CDR
                                       CummLosses
M3      Aa3/AA-      2.20       12.90  CDR
                                       CummLosses
M4       A1/A+       1.65       11.25  CDR               15.51%     16.94%     19.22%      8.85%      9.67%     11.02%
                                       CummLosses        17.41%     15.44%     13.75%     19.14%     16.45%     14.22%
M5       A2/A        1.65        9.60  CDR               13.76%     14.80%     16.53%      7.99%      8.58%      9.61%
                                       CummLosses        16.11%     14.02%     12.22%     17.71%     14.93%     12.64%
M6       A3/A-       1.40        8.20  CDR               12.34%     13.06%     14.34%      7.26%      7.67%      8.42%
                                       CummLosses        14.97%     12.78%     10.90%     16.44%     13.60%     11.26%
B1     Baa1/BBB+     1.50        6.70  CDR
                                       CummLosses
B2     Baa2/BBB      1.10        5.60  CDR
                                       CummLosses
B3     Baa3/BBB-     1.00        4.60  CDR
                                       CummLosses
                       --        4.60  CDR
                                       CummLosses
                       --        4.60  CDR
                                       CummLosses
-------------------------------------  ------------  ---------  ---------  ---------  ---------  ---------  ---------
OC                   4.60        4.60                       --         --         --         --         --         --
-------------------------------------  ------------  ---------  ---------  ---------  ---------  ---------  ---------

                             SCENARIO                    7            8            9           10            11          12
-------------------------------------  ------------  -----------  -----------  -----------  -----------  -----------  -----------
                                SPEED       PRICING   75% RABO     100% RABO    135% RABO    75% RABO     100% RABO    135% RABO
                                                      PRICING       PRICING      PRICING      PRICING      PRICING      PRICING
                                                     LIBOR FLAT,  LIBOR FLAT,  LIBOR FLAT,  LIBOR FLAT,  LIBOR FLAT,  LIBOR FLAT,
                                                      MTHS 1-12,   MTHS 1-12,   MTHS 1-12,   MTHS 1-12,   MTHS 1-12,   MTHS 1-12,
                                                      SPIKE 400    SPIKE 400    SPIKE 400    SPIKE 400    SPIKE 400    SPIKE 400
                                                        FAIL          FAIL        FAIL         FAIL          FAIL        FAIL
                                RATES                    TO            TO          TO           TO            TO          TO
                             TRIGGERS                 MATURITY      MATURITY    MATURITY     MATURITY      MATURITY    MATURITY
                         CLEANUP CALL                   100%          100%        100%         100%          100%        100%
                  DEFAULT P&I ADVANCE                  ADVANCE      ADVANCE      ADVANCE      ADVANCE      ADVANCE      ADVANCE
                     DEFAULT SEVERITY                    40%          40%          40%          65%          65%          65%
                 DEFAULT RECOVERY LAG        MONTHS   12 MONTHS    12 MONTHS    12 MONTHS    12 MONTHS    12 MONTHS    12 MONTHS
                      DEFAULT BALANCE     CAPPED AT    CURRENT      CURRENT      CURRENT      CURRENT      CURRENT      CURRENT
                      CPR = CDR + CRR        PREPAY    BALANCE       BALANCE      BALANCE      BALANCE      BALANCE      BALANCE
                           CPR =  CRR  PSA STANDARD   CPR = CRR    CPR = CRR    CPR = CRR    CPR = CRR    CPR = CRR    CPR = CRR
-------------------------------------  ------------  -----------  -----------  -----------  -----------  -----------  -----------
                  INITIAL
        RATINGS      BOND        SUB-
CLASS     M/S        SIZE  ORDINATION
-------------------------------------  ------------  -----------  -----------  -----------  -----------  -----------  -----------
A       AAA/AAA     77.95       22.05  CDR
                                       CummLosses
M1      AA1/AA+      3.65       18.40  CDR
                                       CummLosses
M2      AA2/AA       3.30       15.10  CDR
                                       CummLosses
M3      AA3/AA-      2.20       12.90  CDR
                                       CummLosses
M4       A1/A+       1.65       11.25  CDR                 10.53%       12.53%       15.67%        5.94%        7.08%        8.91%
                                       CummLosses          13.41%       12.40%       11.71%       14.02%       12.73%       11.84%
M5       A2/A        1.65        9.60  CDR                  8.96%       10.53%       13.08%        5.15%        6.05%        7.55%
                                       CummLosses          11.91%       10.84%       10.11%       12.46%       11.13%       10.23%
M6       A3/A-       1.40        8.20  CDR                  7.70%        8.93%       10.99%        4.48%        5.19%        6.41%
                                       CummLosses          10.61%        9.50%        8.73%       11.07%        9.74%        8.83%
B1     BAA1/BBB+     1.50        6.70  CDR
                                       CummLosses
B2     BAA2/BBB      1.10        5.60  CDR
                                       CummLosses
B3     Baa3/BBB-     1.00        4.60  CDR
                                       CummLosses
                       --        4.60  CDR
                                       CummLosses
                       --        4.60  CDR
                                       CummLosses
-------------------------------------  ------------  -----------  -----------  -----------  -----------  -----------  -----------
OC                   4.60        4.60                         --           --           --           --           --           --
-------------------------------------  ------------  -----------  -----------  -----------  -----------  -----------  -----------